PIMCO Equity Series
Supplement dated August 30, 2021 to the Prospectus dated October 30, 2020, as supplemented from time to time (the “Prospectus”); and to the Statement of Additional Information dated October 30, 2020 as supplemented from time to time (the “SAI”)
Disclosure Related to the PIMCO Dividend and Income Fund (the “Fund”)
IMPORTANT NOTICE REGARDING CHANGES IN
NON-FUNDAMENTAL
INVESTMENT OBJECTIVE, FEES AND FEE WAIVER,
NON-FUNDAMENTAL
INVESTMENT POLICIES, BENCHMARK AND PORTFOLIO MANAGEMENT
PIMCO has made significant investments related to its multi-asset and quantitative businesses and other equity trading capabilities in recent years. As part of these efforts, PIMCO has also developed a systematic equity income strategy designed specifically to be employed by the Fund. While this change will involve transitioning Research Affiliates, LLC (“Research Affiliates”) out of its current role as sub-adviser
with respect to the equity portion of the Fund’s portfolio, PIMCO’s relationship with Research Affiliates remains strong, and Research Affiliates continues in its current roles with respect to the services being provided to other PIMCO mutual funds, ETFs and investment strategies.
The Fund’s Board of Trustees has approved several changes with respect to the Fund, which are detailed below.
Effective November 1, 2021, the “Investment Objective” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund’s primary investment objective is to seek to provide current income. The Fund’s secondary objective is to seek to provide long-term capital appreciation.
In addition, effective November 1, 2021, the advisory fee for the Fund is decreased by 0.01% to 0.44%. Also, effective November 1, 2021, the supervisory and administrative fee for each Class of the Fund is decreased by 0.05% to 0.25% for Institutional Class shares, 0.35% for
I-2,
Class A and Class C shares and 0.45% for
I-3
shares. Accordingly, these advisory fee and supervisory and administrative fee reductions result in the Fund’s net Management Fees decreasing by 0.06% to 0.69% for Institutional Class shares, 0.79% for
I-2,
Class A and Class C shares and 0.89% for
I-3
shares. In addition, effective November 1, 2021, in connection with certain principal investment strategy changes described below, Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through October 31, 2022, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. Accordingly, effective November 1, 2021, corresponding changes are made to the Fund’s Annual Fund Operating Expenses table and related footnotes, as well as the Expense Examples following the table. Also, effective November 1, 2021, corresponding changes are made to: (i) the Fund’s Management Fees table in the “Management of the Funds—Management Fees” section of the Prospectus; (ii) the Fund’s Advisory Fees table in the “Management of the Funds—Management Fees—Advisory Fees” section of the Prospectus; and (iii) the Fund’s Supervisory and Administrative Fee table in the “Management of the Funds—Management Fees—Supervisory and Administrative Fee” section of the Prospectus. Also, effective November 1, 2021, corresponding changes are made to: (i) the table in the “Management of the Trust—Advisory Fee Rates” section of the SAI; (ii) the tables in the “Management of the
Trust—Sub-Advisory
and Portfolio Implementation Fee Payments” section of the SAI; (iii) the table in the “Management of the Trust—Supervisory and Administrative Fee Rates” section of the SAI; (iv) the disclosure in the “Advisory Fees Waived and Supervisory and Administrative Fees Waived and Recouped” section of the SAI. Effective November 1, 2021, the “Management of the Funds—Fund of Funds Fees” section of the Prospectus is renamed “Management of the Funds—Underlying Fund Fees,” and corresponding changes are made to such section of the Prospectus.

In addition, effective November 1, 2021, the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35 – 65% of its assets in equity and equity-related securities (the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest.
The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. PIMCO’s systematic equity income strategy uses a factor risk model with constraints on sector, region and security exposures relative to the Fund’s primary benchmark. The strategy is primarily a model-driven approach subject to portfolio manager oversight. Portfolio managers have discretion to adjust the model over time and to selectively override the model in order to seek to achieve the Fund’s investment objectives.
The Fund will also typically invest 35 – 65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and
non-U.S.
public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.
The Fund’s approach to fixed income securities selection incorporates PIMCO’s global macroeconomic views and multi-sector fixed income investment expertise. The Fund’s fixed income assets are selected based on fundamental analysis, as well as PIMCO’s view regarding the attractiveness of key investment risk factors.
Outside of the Equity Sleeve and fixed income portions of the Fund’s portfolio described above, the Fund may tactically allocate up to 15% of its assets in other income-producing investments, which can include but are not limited to a combination of Acquired Funds (defined below), REITs, preferred securities and BDCs. These investments may be utilized in PIMCO’s discretion, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end
investment company, except funds of funds and series of the Trust sub-advised
by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).
The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign
(non-U.S.)
countries. The Fund may obtain foreign currency exposure (from
non-U.S.
dollar-denominated securities or currencies) without limitation. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation).
Investors should be aware that during the transition from the principal investment strategies in effect prior to November 1, 2021 to the principal investment strategies described above, the Fund’s holdings may deviate more substantially from the positions and target weights suggested by PIMCO’s systematic equity income strategy than is intended to be the case, under normal conditions, once the new principal investment strategies are fully implemented. As a result, during this transition period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the principal investment strategies described above. There is the risk that, during such transition period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.
In addition, effective November 1, 2021, the introductory paragraph of the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
In addition, effective November 1, 2021, the following is added to the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus immediately following the introductory paragraph:
The following risks are principal risks of investing in the Fund.
Allocation Risk:
the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines
Acquired Fund Risk:
the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives
The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.
In addition, effective November 1, 2021, the “Principal Risks—Management Risk” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
Management Risk:
the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the
Fund will be
achieved
In addition, effective November 1, 2021, the following is added immediately following the “Principal Risks—Convertible Securities Risk” section of the Fund’s Fund Summary in the Prospectus:
Exchange-Traded Fund Risk:
the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Tracking Error Risk:
the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially
when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index.

Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk:
the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
In addition, effective November 1, 2021, the Fund’s primary broad-based securities market index is the MSCI ACWI High Dividend Yield Index, and the Fund’s secondary benchmark index is a blend of 50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index. Accordingly, effective November 1, 2021, the second paragraph of the “Performance Information” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund measures its performance against a primary benchmark and an additional benchmark. Effective November 1, 2021, the Fund’s primary benchmark is the MSCI ACWI High Dividend Yield Index. The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across 23 developed markets and 27 emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Fund believes that the new primary benchmark better aligns with the Fund’s investment strategy. Prior to November 1, 2021, the Fund’s primary benchmark was the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes. The Fund’s additional benchmark is a blend of 50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.
In addition, effective November 1, 2021, corresponding changes are made to the Average Annual Total Returns Table in the “Performance Information” section of the Fund’s Fund Summary in the Prospectus, and the following disclosure is added above the row relating to the MSCI World Index in the Average Annual Total Returns Table:

	1 Year	5 Years	Since Inception (12/14/2011)
MSCI ACWI High Dividend Yield Index (reflects no deductions for fees, expenses or taxes)	23.89%	7.33%	9.23%
In addition, effective November 1, 2021, the following disclosure replaces the row relating to the 75% MSCI World Index / 25% Bloomberg Global Aggregate USD Unhedged in the Average Annual Total Returns Table in the “Performance Information” section of the Fund’s Fund Summary in the Prospectus:

	1 Year	5 Years	Since Inception (12/14/2011)
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index (reflects no deductions for fees, expenses or taxes)	16.29%	5.34%	6.05%

In addition, effective November 1, 2021, the Fund’s portfolio is jointly and primarily managed by Erin Browne, Emmanuel S. Sharef, Daniel J. Ivascyn and Alfred T. Murata. Therefore, effective November 1, 2021, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Erin Browne, Emmanuel S. Sharef, Daniel J. Ivascyn and Alfred T. Murata. Mr. Ivascyn is Group Chief Investment Officer of PIMCO. Ms. Browne and Messrs. Ivascyn and Murata are Managing Directors of PIMCO. Dr. Sharef is an Executive Vice President of PIMCO. Messrs. Ivascyn and Murata have managed the Fund since October 2013. Ms. Browne and Dr. Sharef have managed the Fund since November 2021.
In addition, effective November 1, 2021, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Dividend and Income Fund (1)	Daniel J. Ivascyn	10/13
Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments.

PIMCO Dividend and Income Fund (1)	Alfred Murata	10/13
Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Dividend and Income Fund (1)	Erin Browne	11/21
Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO’s asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset Management, helping to drive the firm’s macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O’Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor’s degree in economics from Georgetown University.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO Dividend and Income Fund (1)	Emmanuel S. Sharef	11/21
Executive Vice President, PIMCO. Dr. Sharef is an executive vice president and portfolio manager in the Newport Beach office, focused on asset allocation strategies and the residential real estate market. He is a member of the Americas Portfolio Committee and has served as a rotating member of the Investment Committee. Prior to joining PIMCO in 2011, he worked in the mortgage credit strategists group at Morgan Stanley. He has investment and financial services experience since 2008 and holds a Ph.D. in operations research from Cornell University, specializing in statistics and biometrics. He received an undergraduate degree from Princeton University.

(1)	Ms. Browne and Dr. Sharef are responsible for equity investments and overall asset allocation decisions. Messrs. Ivascyn and Murata are responsible for fixed income investments.
In addition, effective November 1, 2021, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.
In addition, effective November 1, 2021, the following sentence is added to the end of the paragraph immediately preceding the above table:
Effective November 1, 2021, the PIMCO Dividend and Income Fund is jointly and primarily managed by Erin Browne, Emmanuel S. Sharef, Daniel J. Ivascyn and Alfred T. Murata.
In addition, effective November 1, 2021, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.
In addition, effective November 1, 2021, the first two sentences of the second paragraph of the “Description of Principal Risks” section of the Prospectus is deleted and replaced with the following:
As the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund may invest in shares of Acquired Funds including the Underlying Funds, the risks of investing in the Funds may be closely related to the risks associated with the Acquired Funds, including Underlying Funds, and their investments. However, as the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below.
In addition, effective November 1, 2021, “Description of Principal Risks—Acquired Fund Risk” section of the Prospectus is deleted and replaced with the following:
Acquired Fund Risk
Because the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund may invest their assets in Acquired Funds, the risks associated with investing in the Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Dividend and Income, PIMCO RAE Global
ex-US
and PIMCO RAE Global Funds’ NAVs will fluctuate in response to changes in the NAVs of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO Dividend and Income Fund, PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund correlate to those of a particular Acquired Fund will depend upon the extent to which the PIMCO Dividend and Income, PIMCO RAE Global ex-US
and PIMCO RAE Global Funds’ assets are allocated from time to time for investment in the Acquired Fund, which will vary. As discussed under “Description of Principal Risks—Market Risk,” because the NAV of each of the PIMCO Dividend and Income Fund, PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund is related to the NAVs of the Acquired Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Acquired Fund’s NAV may adversely impact the PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund.
In addition, effective November 1, 2021, “Description of Principal Risks—Allocation Risk” section of the Prospectus is deleted and replaced with the following:
Allocation Risk
The PIMCO Dividend and Income, PIMCO RAE Global
ex-US
and PIMCO RAE Global Funds’ investment performance depends upon how their assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that PIMCO (in the case of the PIMCO Dividend and Income Fund) or the
Sub-Adviser
will make less than optimal or poor asset allocation decisions. PIMCO or the
Sub-Adviser
(as applicable) attempts to identify investment allocations that will provide consistent, quality performance for the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO or the
Sub-Adviser
(as applicable) will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the PIMCO Dividend and Income Fund, PIMCO RAE Global
ex-US
Fund and PIMCO RAE Global Fund as a result of these allocation decisions.
In addition, effective November 1, 2021, the second to last sentence of the last paragraph of the “Description of Principal Risks—Market Risk” section of the Prospectus is deleted and replaced with the following:
Also, because the NAV of each of the PIMCO Dividend and Income Fund, PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund is related to the NAVs of the Acquired Funds in which it invests, the PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund may be adversely impacted by such inaccuracies, delays or other disruptions in the calculation of an Acquired Fund’s NAV.
In addition, effective November 1, 2021, the fourth sentence of the second paragraph of the “Description of Principal Risks—Leveraging Risk” section of the Prospectus is deleted and replaced with the following:
This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the Acquired Funds in the case of the PIMCO Dividend and Income Fund, PIMCO RAE Global ex-US
Fund and PIMCO RAE Global Fund).
In addition, effective November 1, 2021, “Description of Principal Risks—Model Risk” section of the Prospectus is deleted and replaced with the following:
Model Risk
In making investment allocation decisions, PIMCO or the
Sub-Adviser
may utilize proprietary quantitative models. These models are used by PIMCO or the
Sub-Adviser
to determine the Fund’s investment allocation decisions. The Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by PIMCO or the
Sub-Adviser
will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.
Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO or the
Sub-Adviser
may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO or the
Sub-Adviser
will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.
The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO or the
Sub-Adviser
seeks to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of a model’s end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.
In addition, effective November 1, 2021, the following is added immediately following the “Description of Principal Risks—Model Risk” section in the Prospectus:
Exchange-Traded Fund (“ETF”) Risk
Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.
Tracking Error Risk
An Underlying PIMCO Fund that seeks to track the investment results of an index may not invest in every component security of its underlying index. Imperfect correlation between an Underlying PIMCO Fund’s portfolio and its underlying index, asset valuation, timing variances, changes to the underlying index and regulatory requirements may cause the Underlying PIMCO Fund’s performance to diverge from the performance of its underlying index. Tracking error may also result because an Underlying PIMCO Fund incurs fees and expenses while its underlying index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when an Underlying PIMCO Fund rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for an Underlying PIMCO Fund investing in foreign
(non-U.S.)
securities. The performance of an Underlying PIMCO Fund and the underlying index may vary due to differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of an Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of market volatility or other unusual market conditions. Because an underlying index is not subject to the tax diversification requirements to which an Underlying PIMCO Fund must adhere, the Underlying PIMCO Fund may be required to deviate its investments from the securities and relative weightings of its underlying index. For tax efficiency purposes, an Underlying PIMCO Fund may sell certain securities to realize losses, which will result in a deviation from its underlying index. An Underlying PIMCO Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and to pay expenses. In addition, if an Underlying PIMCO Fund uses a representative sampling approach, this approach may cause the Underlying PIMCO Fund to be less correlated with the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index with the same relative weightings as the underlying index.
Indexing Risk
Certain Underlying PIMCO Funds use an indexing approach and may be affected by a general decline in market segments or asset classes relating to their underlying indexes. Those Underlying PIMCO Funds invest in securities and instruments included in, or representative of, their underlying indexes regardless of the investment merits of the underlying indexes. Additionally, errors in the construction or calculation of an Underlying PIMCO Fund’s underlying index may occur from time to time, and the index provider may not identify or correct such errors for some period of time. Any such underlying index construction or calculation error may adversely impact the Underlying PIMCO Fund.
In addition, effective November 1, 2021, references to the Fund and the equity portion of its portfolio are deleted from the “Management of the
Funds—Sub-Adviser
and Portfolio Implementer” section in the Prospectus.
In addition, effective November 1, 2021, the following is added to the “Characteristics and Risks of Securities and Investment Techniques—Investment Selection” section in the Prospectus:
In selecting investments for the Equity Sleeve of the PIMCO Dividend and Income Fund’s portfolio, PIMCO selects from a broad universe of global equities using a factor risk model with constraints on sector, region and security exposures relative to the Fund’s primary benchmark.
In addition, as noted above and as currently disclosed, PIMCO serves as investment adviser to the Fund, Research Affiliates serves as the Fund’s sub-adviser
with respect to the equity portion of the Fund’s portfolio (the “Equity Sleeve”) and Parametric Portfolio Associates LLC (“Parametric”) serves as the Fund’s portfolio implementer with respect to the Equity Sleeve of the Fund’s portfolio. Effective November 1, 2021, Research Affiliates and Parametric will no longer serve as the Fund’s sub-adviser
or portfolio implementer, respectively, with respect to the Equity Sleeve of the Fund’s portfolio. Accordingly, effective November 1, 2021, all references to Research Affiliates and Parametric in the Prospectus and SAI relating to services provided to the Fund by Research Affiliates and Parametric, respectively, are deleted in their entirety.
In addition, effective November 1, 2021, the second sentence of the second paragraph of the “Investment Objectives and Policies” section of the SAI is deleted in its entirety and replaced with the following:
The PIMCO Dividend and Income Fund may invest in the least expensive class of shares of any actively managed or smart beta Underlying PIMCO Fund and may also invest in other unaffiliated Acquired Funds. By investing in Underlying PIMCO Funds, the PIMCO REALPATH
®
Blend Funds, the PIMCO Dividend and Income Fund and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the PIMCO REALPATH
®
Blend Funds and the PIMCO Dividend and Income Fund, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds.
Investors Should Retain This Supplement for Future Reference
PES_SUPP3_083021